Item 1.  Report to Shareholders

DECEMBER 31, 2004

BLUE CHIP GROWTH FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund
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T. ROWE PRICE BLUE CHIP GROWTH FUND
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Fellow Shareholders

After a difficult summer correction, equity markets advanced in the second half of 2004. Several events, including the resolution of the presidential election, some moderation in energy prices, and strong corporate earnings bolstered stock prices, especially in the fourth quarter. However, for the past six and 12 months, large-cap growth stocks continued to generate relatively mediocre results. We believe that several factors, including attractive valuations, strong dividend growth, and benefit from the declining dollar, could support improved performance for large-cap growth stocks in 2005.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                     6 Months           12 Months
--------------------------------------------------------------------------------
Blue Chip Growth Fund                        6.15%               9.25%

Blue Chip Growth Fund-
Advisor Class                                6.12                9.10

Blue Chip Growth Fund-R Class                5.95                8.83

S&P 500 Stock Index                          7.19               10.88

Lipper Large-Cap Growth
Funds Index                                  5.16                7.45

Russell 1000 Growth Index                    3.47                6.30

The portfolio produced solid returns that outperformed our style-specific Russell 1000 Growth Index and the Lipper peer group of large-cap growth funds for the past six and 12 months. However, results for both periods lagged the S&P 500 Stock Index. Advisor Class and R Class shares performed similarly but trailed the fund's performance because of their differing fee structures. As shown in the average annual returns table on page 12, your portfolio has performed in line with the S&P 500 for the past 5- and 10-year periods and handily outperformed Lipper's average annualized returns for large-cap growth funds.

MARKET ENVIRONMENT

For the six-month period, small- and mid-cap stocks, especially value shares, continued to outperform large-cap stocks in general, and growth-oriented stocks in particular. Large-cap U.S. stocks fell in the third quarter as the economy moved through a period of softer-than-expected growth and investors grew concerned about an earnings growth slowdown. The economic deceleration was partially attributable to rising oil prices, which neared $50 per barrel at the end of September, higher short-term interest rates, and uncertainty regarding the upcoming presidential election. Large-cap growth stocks were particularly hard hit as the technology and health care stocks corrected significantly.

Several concerns were resolved in the fourth quarter: The presidential election was decided without controversy, energy prices retreated from record highs, and consumer confidence, corporate spending, and corporate profits improved. Stocks rallied in response, but several risks remain. Energy prices are volatile, and the continuing war in Iraq and the threat of global terrorism are related concerns. We expect interest rates to increase, but perhaps only modestly. However, the sharp decline in the dollar raises the possibility that rates would need to rise more than anticipated to attract foreign capital.

We believe strong corporate profit growth, the related increase in free cash flow at many companies, and slowly improving capital expenditures could more than offset these risks. Free cash flow margin and the level of cash on corporate balance sheets stand at multi-decade highs while capital spending, in our view, is unsustainably low. Dividend growth, which is more prevalent at large-cap growth companies, could also support investment gains.

PORTFOLIO REVIEW

The portfolio's consumer discretionary holdings (our strongest sector contributor for the past six months), and the retail area in particular, provided several large second-half contributors. Significant overweight positions in Target, Home Depot, and Best Buy produced excellent gains. Target's sales of its underperforming Mervyn's division and its Marshall Fields department store segment proved to be major positives. Home Depot has executed well, but some are concerned that rising interest rates could hurt housing demand and, ultimately, revenue gains. We think the company will do well in most scenarios, and its current valuation compensates for these risks. Although Wal-Mart was disappointing, we think it is reasonably valued and offers good growth prospects. Consequently, we added to our position on price weakness. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

The health care sector contains several consistent-growth companies, but performance was mixed; health care services, device manufacturers, and biotechs continued to outperform large pharmaceutical companies. UnitedHealth Group (the portfolio's second-largest holding) and

WellPoint, which merged with Anthem in the fourth quarter and is now the nation's largest health insurer, both trended steadily higher over the past six months and have been major outperformers for the portfolio for several years. Amgen, Johnson & Johnson, and to a lesser extent Wyeth were also important contributors. Amgen has required patience and was an inconsistent performer until recently due to concerns over reimbursement for its anemia drug, Aranesp, but it appears well positioned for solid growth. Note: Due to its merger with Anthem, WellPoint is listed as our largest purchase for the past six months in the table on page 10.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Periods Ended                                 6/30/04          12/31/04
--------------------------------------------------------------------------------
Financials                                      22.0              22.7%

Information Technology                          22.0              20.7

Consumer Discretionary                          15.8              16.3

Health Care                                     16.5              15.9

Industrials and Business Services               12.1              12.1

Energy                                           3.8               4.4

Consumer Staples                                 4.5               4.3

Telecommunications Services                      1.7               2.0

Materials                                        1.2               1.5

Utilities                                        0.0               0.0

Other and Reserves                               0.4               0.1
--------------------------------------------------------------------------------
Total                                            100%              100%

Historical weightings reflect current industry/sector classifications.

Manufacturers with durable growth characteristics underperformed some deep cyclicals. However, GE, Tyco International, and Danaher were solid second-half gainers. We like each of these companies because of their first-rate management, extraordinary free cash flow, and disciplined capital allocation processes. We are particularly impressed with GE's improving business prospects in its energy services and aerospace services businesses.

Only select technology stocks worked in the second half of 2004. Dell was our top information technology contributor for the period. The company is taking market share in its storage, server, and printer segments and continues to generate superior free cash flow growth. Adobe Systems and Oracle were solid performers in the software industry. We significantly added to Oracle, the portfolio's second-largest purchase for the past six months. Internet-based companies eBay and Google were also strong second-half gainers. Both are positioned to produce strong growth, but their rich valuations cause us some concern--and we have been willing to reduce positions at certain price levels.

Despite their overall lackluster third-quarter performance, financial stocks (our second-best contributors for the second half) produced solid fourth-quarter gains. The portfolio's returns relative to the S&P 500 benefited from our overweight in capital markets, especially trust banks and brokers, and solid stock selection. Franklin Resources and Legg Mason continue to gather assets and generate solid earnings and dividend growth. Sallie Mae, Citigroup, American Express, Bank of America, and Northern Trust each have shown improving results in a difficult environment, and investors recognized the strength of their franchises.

Various business services and consumer stocks were major positives for the fund. Carnival, the leading cruise ship operator, continued to experience improving demand and pricing, stronger earnings growth, and prodigious free cash flow. Starbucks, which we've also held for several years, also produced solid second-half gains.

The list of six-month detractors was dominated by technology and health care companies. Pfizer was our largest loser. As our longtime investors know, we are usually willing to hold a lagging stock if we feel the valuation is compelling and the fundamentals are sound or poised to improve. However, in the past month, three unfavorable developments emerged. The first is an aggressive patent challenge to Lipitor by Ranbaxy (an Indian company), which could have merit. Second, Pfizer's pain reliever, Celebrex, was shown in one study to have unfavorable cardiovascular side effects. Celebrex will probably stay on the market, but prescriptions filled have declined dramatically.We were fortunate to have avoided owning Merck, which declined precipitously after its Vioxx painkiller was removed from the market. Additionally, Lyrica--Pfizer's replacement product for Neurontin--was deemed a controlled substance and has not yet received approval for the treatment of epilepsy. We sold a significant portion of our position believing these factors make achieving Pfizer's growth goals much more difficult.

Forest Laboratories turned in disappointing results for the past six months after being a solid performer. The company's Alzheimer's product Namenda experienced a lackluster launch. Perhaps of greater concern, antidepressant Lexapro, its largest-selling drug, faces a patent challenge in May 2005. Normally, patent challenges by generic drugmakers are anticipated and frequently defeated. However, given the importance of the product and concerns about the entire antidepressant category, we reduced our position. We have learned in over a decade of managing the fund that it can pay to sell all (or at least some) of a position if there is a major risk that can be better evaluated later.

Among our technology companies, bellwethers such as Cisco Systems, Microsoft, and Intel were poor performers. Analog semiconductor makers Maxim Integrated Products and Analog Devices were also under pressure. We benefited, compared with the average growth fund, by underweighting information technology, particularly semiconductor holdings. However, we are becoming more positive about the sector because valuations are reasonable, balance sheets are strong, and cash generation and dividend growth are improving. Our analysts' view is that an inventory correction will end in early 2005. Important improvements are also taking place at tech companies such as Intel, which could result in a greater focus on return on invested capital and better returns for shareholders. That said, we intend to increase our tech weighting slowly because valuations are reasonable but not compelling, there are other attractive alternatives, and we believe a cautious but opportunistic approach is warranted.

Other significant second-half detractors included financial services leaders American International Group (AIG) and Marsh & McLennan, gaming equipment maker International Game Technology, and post-secondary education provider Apollo Group. Despite various regulatory concerns surrounding AIG, the company is well positioned for continued growth and reasonably valued in our view. Marsh & McLennan is a more complex situation where the regulatory actions taken against the company will likely affect profitability (but probably less than many feared). After selling at much higher prices, we recently began adding to our modest position. International Gaming Technology has provided mediocre performance, and we are carefully evaluating our position given a delay in earnings acceleration. Conversely, Apollo was a major long-term winner, and we took some profits prior to and during its fourth-quarter decline. We think this well-managed company should continue to prosper, and we intend to maintain a position.

STRATEGY

We seek out companies with durable, sustainable earnings and above-average cash flow growth. The free cash flow we prize has become even more valuable now that tax laws are giving dividends more favorable treatment.

Additions to existing holdings such as Oracle, Wal-Mart, Ameritrade, State Street, Intel, and Microsoft were significant enough to be included in the 10-largest purchases for the past six months. ChevronTexaco was our largest new purchase in the second half; it has lagged recently, is attractively valued, and generates strong dividend growth. We are not aggressively increasing our energy exposure and trimmed some holdings in the volatile energy services area, but Chevron has solid fundamentals and we have successfully owned it before. We bought Google on the initial public offering and added to it because we think it has a strong business model and should produce solid growth for several years. We reestablished a position in Kohl's after we saw management changes, improvement in merchandising practices, and the addition of several important new product lines including Estee Lauder, and because of our analysts' conviction that it is a compelling growth idea. Elan, also a new position, is one of the few foreign stocks we own; it is based in Ireland, and we own American Depository Receipts or ADRs. The company received FDA approval for Antegren, now called Tysabri, a product that appears to be a significant improvement in the treatment of multiple sclerosis. The company has several other products and compounds in late-stage development, but Tysabri alone could drive sustainable earnings growth.

Our largest sale was a reduction in Pfizer for the reasons outlined earlier. We also sharply reduced our holding in Fannie Mae because we favor other ideas in the financial area. Fannie Mae has had to raise significant amounts of capital and will not have audited financial statements for an extended period. Research in Motion, Guidant, 3M, and Symantec were other significant second-half eliminations. Research in Motion, the leading maker of BlackBerry wireless devices, had been an extraordinary performer. Concerns about the validity of the company's patents (as well as its extended valuation) caused us to sell. Guidant is being acquired by Johnson & Johnson, which limits its upside and drove our sale. Symantec had generated good returns over several years, but announced a merger with Veritas Software. Since we also owned Veritas, we elected to eliminate Symantec.

OUTLOOK

In our last letter, we pointed out that many investors had become pessimistic and that some concerns could recede over time. In fact, energy prices have moderated, the election was decided without a protracted dispute, and consumer confidence and corporate earnings are solid. However, geopolitical risks such as terrorism will be a concern for decades to come, but on balance may be improving. There is a risk of a continued sharp decline in the dollar, but this isn't likely in our view.

Finally, there is moderate valuation risk in the market because stocks have rebounded sharply and are somewhat more expensive. Earnings continue to march ahead, however, which could ultimately reduce this risk. We believe high-quality, consistent-growth companies that have lagged are attractive at current prices. Ultimately, there continues to be a solid case for investing in U.S. stocks for the following reasons:

 1. Earnings growth remains strong at many high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth.

 2. Valuations have increased as the market has rallied. However, the stocks of many consistent-growth companies moved up only moderately and still remain reasonably valued, particularly because earnings have maintained and enhanced through the downturn.

 3. Companies have reduced expenses significantly. Consequently, a pickup in revenue growth could result in strong profit growth.

 4. Many of our holdings generate significant free cash flow and free cash flow margins are at multi-decade highs. Shareholder-oriented management teams can use this cash to pay dividends--which now receive more favorable tax treatment--repurchase shares, or make value-added acquisitions.

As always, we will strive to enhance returns while managing risk by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

January 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF STOCK INVESTING

The fund's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock's price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock's market price to its book value, i.e., the company's net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: A market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

T. ROWE PRICE BLUE CHIP GROWTH FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------
Citigroup                                                                   3.5%

UnitedHealth Group                                                          3.4

Microsoft                                                                   3.1

GE                                                                          3.1

Danaher                                                                     2.1
--------------------------------------------------------------------------------
American International Group                                                2.1

Dell                                                                        2.0

Tyco International                                                          1.9

WellPoint                                                                   1.9

State Street                                                                1.8
--------------------------------------------------------------------------------
Wal-Mart                                                                    1.8

Target                                                                      1.7

Amgen                                                                       1.6

Home Depot                                                                  1.6

Cisco Systems                                                               1.5
--------------------------------------------------------------------------------
UPS                                                                         1.4

Pfizer                                                                      1.4

Carnival                                                                    1.4

American Express                                                            1.4

Schlumberger                                                                1.3
--------------------------------------------------------------------------------
Johnson & Johnson                                                           1.3

International Game Technology                                               1.2

Yahoo!                                                                      1.2

eBay                                                                        1.2

Best Buy                                                                    1.2
--------------------------------------------------------------------------------
Total                                                                      46.1%
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T. ROWE PRICE BLUE CHIP GROWTH FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------
WellPoint *                             Pfizer
Oracle                                  Fannie Mae
Wal-Mart                                Research In Motion ***
ChevronTexaco **                        EchoStar Communications
AmeriTrade                              Forest Laboratories
State Street                            Coca-Cola
Google **                               Lexmark International
Intel                                   Guidant ***
Kohl's **                               St. Paul Companies
Microsoft                               3M ***

  *  Merger
 ** Position added
*** Position eliminated

T. ROWE PRICE BLUE CHIP GROWTH FUND
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
As of 12/31/04

Blue Chip Growth Fund                                           $  31,129

S&P 500 Stock Index                                             $  31,258

Lipper Large-Cap Growth Funds Index                             $  22,900


                   S&P 500 Stock           Lipper Large-Cap           Blue Chip
                       Index              Growth Funds Index         Growth Fund

12/94                $10,000                   $10,000                 $10,000

12/95                 13,758                    13,492                  13,790

12/96                 16,917                    16,266                  17,617

12/97                 22,561                    20,754                  22,472

12/98                 29,008                    28,323                  28,953

12/99                 35,112                    38,185                  34,743

12/00                 31,915                    30,671                  33,865

12/01                 28,122                    23,350                  28,983

12/02                 21,907                    16,786                  21,960

12/03                 28,190                    21,312                  28,494

12/04                 31,258                    22,900                  31,129


Note: Performance for Advisor and R Class shares will vary due to their differing fee structures. See returns table on the next page.

T. ROWE PRICE BLUE CHIP GROWTH FUND
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AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 12/31/04     1 Year   5 Years    10 Years   Inception         Date
--------------------------------------------------------------------------------

Blue Chip Growth Fund       9.25%    -2.17%      12.03%          -             -

S&P 500 Stock Index        10.88     -2.30       12.07           -             -

Lipper Large-Cap
Growth Funds Index          7.45     -9.72        8.64           -             -

Blue Chip Growth Fund-
Advisor Class               9.10         -           -       -3.53%      3/31/00

S&P 500 Stock Index        10.88         -           -       -2.88

Lipper Large-Cap Growth
Funds Index                 7.45         -           -      -11.67

Blue Chip Growth Fund-
R Class                     8.83         -           -       20.24       9/30/02

S&P 500 Stock Index        10.88         -           -       21.40

Lipper Large-Cap Growth
Funds Index                 7.45         -           -       16.99

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE BLUE CHIP GROWTH FUND
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FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------


                              Beginning           Ending           Expenses Paid
                          Account Value    Account Value          During Period*
                                 7/1/04         12/31/04      7/1/04 to 12/31/04
--------------------------------------------------------------------------------
Investor Class

Actual                           $1,000        $1,061.50                   $4.51

Hypothetical (assumes 5%
return before expenses)           1,000         1,020.76                    4.42

Advisor Class

Actual                            1,000         1,061.20                    5.03

Hypothetical (assumes 5%
return before expenses)           1,000         1,020.26                    4.93

R Class

Actual                            1,000         1,059.50                    6.73

Hypothetical (assumes 5%
return before expenses)           1,000         1,018.60                    6.60

*Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the investor class was 0.87%, the Advisor Class was 0.97%, and the R Class was 1.30%.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class
                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 28.45   $ 21.95   $ 28.97   $ 33.85   $ 36.34

Investment activities

  Net investment income (loss)     0.16      0.02         -     (0.02)    (0.03)

  Net realized and
  unrealized gain (loss)           2.47      6.51     (7.02)    (4.86)    (0.84)

  Total from
  investment activities            2.63      6.53     (7.02)    (4.88)    (0.87)

Distributions

  Net investment income           (0.16)    (0.03)        -         -         -

  Net realized gain                   -         -         -         -    (1.62)

  Total distributions             (0.16)    (0.03)        -         -    (1.62)

NET ASSET VALUE

End of period                   $ 30.92   $ 28.45   $ 21.95   $ 28.97   $ 33.85
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                      9.25%    29.75%  (24.23)%  (14.42)%   (2.53)%

Ratio of  total expenses to
average net assets                 0.88%     0.95%     0.96%     0.96%     0.91%

Ratio of net investment
income (loss) to average
net assets                         0.56%     0.10%     0.00%   (0.06)%   (0.09)%

Portfolio turnover rate            31.9%     32.6%     46.2%     48.3%     50.9%

Net assets, end of period
(in millions)                   $ 7,236   $ 6,300   $ 4,482  $  6,242  $  7,113

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class
                                    Year                                 3/31/00
                                   Ended                                 Through
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00

NET ASSET VALUE

Beginning of period             $ 28.48   $ 21.97   $ 29.02   $ 33.91   $ 38.63

Investment activities

  Net investment income (loss)     0.13      0.02         -     (0.01)     0.02*

  Net realized and
  unrealized gain (loss)           2.46      6.52     (7.04)    (4.88)    (3.12)

  Total from
  investment activities            2.59      6.54     (7.04)    (4.89)    (3.10)

Distributions

  Net investment income           (0.14)    (0.03)        -         -         -

  Net realized gain                   -         -         -         -     (1.62)

  Tax return of capital               -         -     (0.01)        -         -

  Total distributions             (0.14)    (0.03)    (0.01)        -     (1.62)

NET ASSET VALUE

End of period                   $ 30.93   $ 28.48   $ 21.97   $ 29.02   $ 33.91
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                      9.10%    29.77%  (24.26)%  (14.42)%   (8.15)%

Ratio of total expenses to
average net assets                 0.98%     0.98%     0.99%     0.99%    0.69%!

Ratio of net investment
income (loss) to average
net assets                         0.49%     0.07%   (0.01)%   (0.04)%    0.25%!

Portfolio turnover rate            31.9%     32.6%     46.2%     48.3%    50.9%!

Net assets, end of period
(in thousands)                 $996,280  $769,970  $538,571  $469,089  $  2,831

*The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the investment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluctuating market values for the investment portfolio.

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

R Class
                                            Year                         9/30/02
                                           Ended                         Through
                                        12/31/04        12/31/03        12/31/02
NET ASSET VALUE

Beginning of period                     $ 28.31         $ 21.93         $ 20.37

Investment activities

  Net investment income (loss)             0.02          (0.01)*         (0.02)*

  Net realized and unrealized
  gain (loss)                              2.48            6.42           1.58**

  Total from investment activities         2.50            6.41            1.56

Distributions

  Net investment income                   (0.08)          (0.03)              -

NET ASSET VALUE

End of period                           $ 30.73         $ 28.31         $ 21.93
                                        ----------------------------------------

Ratios/Supplemental Data

Total return^                              8.83%         29.23%*          7.66%*

Ratio of total expenses to
average net assets                         1.26%          1.35%*         1.35%!*

Ratio of net investment
income (loss) to average
net assets                                 0.25%        (0.25%)*       (0.28%)!*

Portfolio turnover rate                    31.9%           32.6%          46.2%!

Net assets, end of period
(in thousands)                          $31,211         $ 1,509         $   108


 * Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/06.

** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 ! Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004


PORTFOLIO OF INVESTMENTS (1)                             Shares            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   99.9%


CONSUMER DISCRETIONARY   16.3%


Automobiles   0.7%

Harley-Davidson                                         890,000           54,068

                                                                          54,068

Hotels, Restaurants & Leisure   3.7%

Carnival                                              1,960,000          112,955

International Game Technology                         2,980,000          102,452

Marriott, Class A                                       520,000           32,749

McDonald's                                              830,000           26,610

Starbucks *                                             460,000           28,686

                                                                         303,452

Household Durables   0.3%

Fortune Brands                                          310,000           23,926

                                                                          23,926

Internet & Catalog Retail   1.4%

Amazon.com *                                            340,000           15,058

eBay *                                                  860,000          100,001

                                                                         115,059

Media   5.4%

Clear Channel Communications                            610,000           20,429

Comcast, Class A *                                    1,330,000           43,677

EchoStar Communications, Class A                        950,000           31,578

Liberty Media, Class A *                              2,200,000           24,156

McGraw-Hill                                              25,000            2,289

News Corp, Class A *                                  3,300,000           61,578

Omnicom                                                 220,000           18,550

Scripps, Class A                                        950,000           45,866

Time Warner *                                         4,510,000           87,674

Viacom, Class B                                       2,450,000           89,156

Washington Post, Class B                                 23,000           22,609

                                                                         447,562

Multiline Retail   2.0%

Kohl's *                                                575,000           28,273

Target                                                2,635,000          136,835

                                                                         165,108

Specialty Retail   2.8%

Best Buy                                              1,670,000           99,232

Home Depot                                            3,130,000          133,776

                                                                         233,008

Total Consumer Discretionary                                           1,342,183


CONSUMER STAPLES   4.3%


Beverages   0.9%

Coca-Cola                                               300,000           12,489

PepsiCo                                               1,180,000           61,596

                                                                          74,085

Food & Staples Retailing   2.3%

CVS                                                     160,000            7,211

Sysco                                                   910,000           34,735

Wal-Mart                                              2,800,000          147,896

                                                                         189,842

Household Products   0.4%

Procter & Gamble                                        640,000           35,251

                                                                          35,251

Personal Products   0.2%

Gillette                                                310,000           13,882

                                                                          13,882

Tobacco   0.5%

Altria Group                                            665,000           40,632

                                                                          40,632

Total Consumer Staples                                                   353,692


ENERGY   4.4%

Energy Equipment & Services   3.8%

Baker Hughes                                          2,100,000           89,607

BJ Services                                             700,000           32,578

Schlumberger                                          1,580,000          105,781

Smith International *                                 1,300,000           70,733

Transocean *                                            340,000           14,412

                                                                         313,111

Oil & Gas   0.6%

ChevronTexaco                                           640,000           33,606

ExxonMobil                                              130,000            6,664

Murphy Oil                                              130,000           10,459

                                                                          50,729

Total Energy                                                             363,840


FINANCIALS   22.7%

Capital Markets   9.4%

AmeriTrade *                                          4,000,000           56,880

Bank of New York                                      1,120,000           37,430

Charles Schwab                                        2,620,000           31,335

Franklin Resources                                    1,330,000           92,635

Goldman Sachs                                           730,000           75,949

Legg Mason                                            1,090,000           79,853

Mellon Financial                                      2,100,000           65,331

Merrill Lynch                                         1,400,000           83,678

Morgan Stanley                                          640,000           35,533

Northern Trust                                        1,450,000           70,441

State Street                                          3,070,000          150,799

                                                                         779,864

Commercial Banks   2.7%

Bank of America                                       2,000,000           93,980

U.S. Bancorp                                          1,900,000           59,508

Wells Fargo                                           1,150,000           71,473

                                                                         224,961

Consumer Finance   2.4%

American Express                                      2,000,000          112,740

SLM Corporation                                       1,510,000           80,619

                                                                         193,359

Diversified Financial Services   3.5%

Citigroup                                             6,000,000          289,080

                                                                         289,080

Insurance   3.9%

American International Group                          2,645,000          173,697

Hartford Financial Services                           1,150,000           79,706

Marsh & McLennan                                      1,330,000           43,757

St. Paul Companies                                      640,000           23,725

                                                                         320,885

Thrifts & Mortgage Finance   0.8%

Fannie Mae                                              200,000           14,242

Freddie Mac                                             700,000           51,590

                                                                          65,832

Total Financials                                                       1,873,981


HEALTH CARE   15.9%


Biotechnology   3.3%

Amgen *                                               2,100,000          134,715

Biogen Idec *                                           700,000           46,627

Genentech *                                             500,000           27,220

Gilead Sciences *                                     1,760,000           61,582

                                                                         270,144

Health Care Equipment & Supplies   2.3%

Biomet                                                  445,000           19,309

Boston Scientific *                                     925,000           32,884

Medtronic                                             1,750,000           86,922

St. Jude Medical *                                      440,000           18,449

Stryker                                                 640,000           30,880

                                                                         188,444

Health Care Providers & Services   5.3%

UnitedHealth Group                                    3,200,000          281,696

WellPoint *                                           1,375,000          158,125

                                                                         439,821

Pharmaceuticals   5.0%

Abbott Laboratories                                     680,000           31,722

Elan ADR *                                            1,180,000           32,155

Eli Lilly                                               200,000           11,350

Forest Laboratories *                                   640,000           28,710

Johnson & Johnson                                     1,630,000          103,375

Pfizer                                                4,300,000          115,627

Teva Pharmaceutical ADR                               1,330,000           39,714

Wyeth                                                 1,300,000           55,367

                                                                         418,020

Total Health Care                                                      1,316,429


INDUSTRIALS & BUSINESS SERVICES   12.1%


Aerospace & Defense   1.6%

General Dynamics                                        300,000           31,380

Honeywell International                               1,130,000           40,013

Lockheed Martin                                         925,000           51,384

Rockwell Collins                                        170,000            6,705

                                                                         129,482

Air Freight & Logistics   1.4%

UPS, Class B                                          1,360,000          116,225

                                                                         116,225

Commercial Services & Supplies   1.3%

Apollo Group, Class A *                                 665,000           53,672

Cendant                                               1,600,000           37,408

ChoicePoint *                                           300,000           13,797

                                                                         104,877

Industrial Conglomerates   5.0%

GE                                                    6,950,000          253,675

Tyco International                                    4,500,000          160,830

                                                                         414,505

Machinery   2.8%

Danaher                                               3,070,000          176,249

Deere                                                   750,000           55,800

                                                                         232,049

Total Industrials & Business Services                                    997,138


INFORMATION TECHNOLOGY   20.7%


Communications Equipment   3.2%

Cisco Systems *                                       6,500,000          125,450

Corning *                                             1,900,000           22,363

Juniper Networks *                                    1,720,000           46,767

Nokia ADR                                               790,000           12,379

QUALCOMM                                              1,460,000           61,904

                                                                         268,863

Computers & Peripherals   2.6%

Dell *                                                3,950,000          166,453

IBM                                                     235,000           23,167

Lexmark International *                                 170,000           14,450

QLogic *                                                200,000            7,346

                                                                         211,416

Internet Software & Services   2.2%

Google, Class A *                                       200,000           38,620

IAC/InterActiveCorp *                                 1,360,000           37,563

Yahoo! *                                              2,710,000          102,113

                                                                         178,296

IT Services   2.1%

Accenture, Class A *                                  1,000,000           27,000

Affiliated Computer Services, Class A *                 790,000           47,550

Automatic Data Processing                               550,000           24,393

First Data                                              950,000           40,413

Fiserv *                                                860,000           34,563

                                                                         173,919

Semiconductor & Semiconductor Equipment   4.5%

Analog Devices                                        1,760,000           64,979

Intel                                                 4,030,000           94,262

KLA-Tencor *                                            280,000           13,042

Maxim Integrated Products                             2,140,000           90,715

Microchip Technology                                    300,000            7,998

Texas Instruments                                     1,760,000           43,331

Xilinx                                                2,100,000           62,265

                                                                         376,592

Software   6.1%

Adobe Systems                                         1,030,000           64,622

Electronic Arts *                                        25,000            1,542

Intuit *                                              1,150,000           50,612

Microsoft                                             9,640,000          257,484

Oracle *                                              4,060,000           55,703

SAP ADR                                               1,000,000           44,210

VERITAS Software *                                      950,000           27,123

                                                                         501,296

Total Information Technology                                           1,710,382

MATERIALS   1.5%

Chemicals   0.2%

Monsanto                                                100,000            5,555

Potash Corp./Saskatchewan                               130,000           10,798

                                                                          16,353

Metals & Mining   1.3%

BHP Billiton (AUD)                                    3,400,000           40,689

Nucor                                                 1,300,000           68,042

                                                                         108,731

Total Materials                                                          125,084


TELECOMMUNICATION SERVICES   2.0%


Diversified Telecommunication Services   0.3%

Telus                                                   820,000           23,698

                                                                          23,698

Wireless Telecommunication Services   1.7%

America Movil ADR, Series L                             200,000           10,470

Nextel Communications, Class A *                      3,300,000           99,000

Vodafone ADR                                          1,300,000           35,594

                                                                         145,064

Total Telecommunication Services                                         168,762


Total Common Stocks (Cost  $6,116,906)                                 8,251,491


SHORT-TERM INVESTMENTS   0.8%


Money Market Fund   0.8%

T. Rowe Price Reserve Investment Fund, 2.28% #!      69,489,083           69,489


Total Short-Term Investments (Cost  $69,489)                              69,489

Total Investments in Securities

100.7% of Net Assets (Cost $6,186,395)                                $8,320,980
                                                                      ----------


(1) Denominated in U.S. dollars unless otherwise noted

 #  Seven-day yield

  * Non-income producing

  ! Affiliated company - See Note 4

ADR American Depository Receipts

AUD Australian dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $69,489)                           $        69,489

  Non-affiliated companies (cost $6,116,906)                          8,251,491

  Total investments in securities                                     8,320,980

Other assets                                                             31,713

Total assets                                                          8,352,693

Liabilities

Total liabilities                                                        89,379

NET ASSETS                                                      $     8,263,314
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $    (1,059,088)

Net unrealized gain (loss)                                            2,134,587

Paid-in-capital applicable to 267,259,944 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                       7,187,815

NET ASSETS                                                      $     8,263,314
                                                                ---------------

NET ASSET VALUE PER SHARE

Investor Class
($7,235,823,226/234,034,238 shares outstanding)                 $         30.92
                                                                 ---------------

Advisor Class
($996,279,902/32,209,991 shares outstanding)                    $         30.93
                                                                 ---------------

R Class
($31,210,839/1,015,715 shares outstanding)                      $         30.73
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                      $       108,013

  Securities lending                                                         86

  Total income                                                          108,099

Expenses

  Investment management                                                  46,135

  Shareholder servicing

    Investor Class                                                       16,752

    Advisor Class                                                           831

    R Class                                                                  65

  Rule 12b-1 fees

    Advisor Class                                                         2,050

    R Class                                                                  73

  Prospectus and shareholder reports

    Investor Class                                                          333

    Advisor Class                                                            13

    R Class                                                                   9

  Custody and accounting                                                    317

  Registration                                                              109

  Legal and audit                                                            38

  Directors                                                                  16

  Miscellaneous                                                              87

  Reductions/repayments of fees and expenses

    Expenses (reimbursed by) repaid to manager                                1

  Total expenses                                                         66,829

  Expenses paid indirectly                                                   (2)

  Net expenses                                                           66,827

Net investment income (loss)                                             41,272

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            110,207

  Foreign currency transactions                                            (139)

  Net realized gain (loss)                                              110,068

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Change in net unrealized gain (loss)

  Securities                                                            542,909

  Other assets and liabilities
  denominated in foreign currencies                                           2

  Change in net unrealized gain (loss)                                  542,911

Net realized and unrealized gain (loss)                                 652,979

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $       694,251
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                          Year
                                                         Ended
                                                      12/31/04          12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                    $    41,272       $     5,726

  Net realized gain (loss)                            110,068          (184,521)

  Change in net unrealized gain (loss)                542,911         1,761,118

  Increase (decrease) in net assets
  from operations                                     694,251         1,582,323

Distributions to shareholders

  Net investment income

    Investor Class                                    (37,617)           (6,682)

    Advisor Class                                      (4,363)             (808)

    R Class                                               (78)               (1)

  Decrease in net assets from distributions           (42,058)           (7,491)

Capital share transactions *

  Shares sold

    Investor Class                                  1,522,583         1,289,603

    Advisor Class                                     252,576           196,170

    R Class                                            33,064             1,460

  Distributions reinvested

    Investor Class                                     36,586             6,546

    Advisor Class                                       4,283               799

    R Class                                                78                 1

  Shares redeemed

    Investor Class                                 (1,197,047)         (883,927)

    Advisor Class                                    (106,863)         (134,017)

    R Class                                            (5,767)             (216)

  Increase (decrease) in net assets from
  capital share transactions                          539,493           476,419

Net Assets

Increase (decrease) during period                   1,191,686         2,051,251

Beginning of period                                 7,071,628         5,020,377

End of period                                     $ 8,263,314       $ 7,071,628
                                                  -----------       -----------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                          Year
                                                         Ended
                                                      12/31/04          12/31/03
*Share information

    Shares sold

      Investor Class                                   52,710            52,766

      Advisor Class                                     8,687             8,044

      R Class                                           1,160                56

    Distributions reinvested

      Investor Class                                    1,191               238

      Advisor Class                                       139                29

      R Class                                               3                 -

    Shares redeemed

      Investor Class                                  (41,291)          (35,804)

      Advisor Class                                    (3,656)           (5,549)

      R Class                                            (200)               (8)

    Increase (decrease) in shares outstanding          18,743            19,772

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has three classes of shares: the Blue Chip Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1993, Blue Chip Growth Fund--Advisor Class (Advisor Class), offered since March 31, 2000, and Blue Chip Growth Fund--R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $373,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions
In certain circumstances, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions ar not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2004, the fund realized $4,445,000 of net gain on $8,769,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $29,075,000, represents 27% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, there were no securities on loan.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,898,423,000 and $2,393,386,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $42,058,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                          $2,193,589,000

Unrealized depreciation                                             (59,002,000)

Net unrealized appreciation (depreciation)                        2,134,587,000

Capital loss carryforwards                                       (1,059,088,000)

Paid-in capital                                                   7,187,815,000

Net assets                                                       $8,263,314,000
                                                                 --------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $102,375,000 of capital loss carryforwards. As of December 31, 2004, the fund had $382,759,000 of capital loss carryforwards that expire in 2009, $433,036,000 that expire in 2010, and $243,293,000 that expire in 2011.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind and per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                              $      786,000

Undistributed net realized gain                                      (4,257,000)

Paid-in capital                                                       3,471,000

At December 31, 2004, the cost of investments for federal income tax purposes was $6,186,395,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $4,248,000.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation.

--------------------------------------------------------------------------------
                                  Advisor Class            R Class

Expense Limitation                        1.05%              1.35%

Limitation Date                         4/30/06            4/30/06

Repayment Date                          4/30/08            4/30/08

For the year ended December 31, 2004, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $82,000 for Price Associates, $3,987,000 for T. Rowe Price Services, Inc., and $7,954,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $1,181,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $501,000 for shareholder servicing costs related to the college savings plans, of which $357,000 was for services provided by Price and $39,000 was payable at period-end. At December 31, 2004, approximately 3.1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $571,000 of Spectrum Funds' expenses, of which $412,000 related to services provided by Price and $61,000 was payable at period-end. At December 31, 2004, approximately 5.5% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $286,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $69,489,000 and $1,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 50,136 shares of the Investor Class, representing less than 1% of the fund's net assets.

NOTE 5 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2004, the fund had outstanding borrowings on 15 days, in the average amount of $13,180,000, and at an average annual rate of 1.47%.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Blue Chip Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2005

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------


TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $42,058,000 of the fund's income and short-term capital gains represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $42,058,000 of the fund's income and short-term capital gains qualified for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.


Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1993

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1993                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1997                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1993                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Blue Chip Growth Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)         Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.; formerly
                                        student, The Wharton School, University
                                        of Pennsylvania (to 2001); Manager,
                                        Assurance, KPMG LLP (to 1999)

P. Robert Bartolo, CPA (1972)           Vice President, T. Rowe Price; formerly
Vice President, Blue Chip Growth Fund   intern, T. Rowe Price (to 2001)

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Blue Chip Growth Fund   Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Blue Chip Growth Fund        Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

D. Kyle Cerminara, CFA (1977)           Vice President, T. Rowe Price
Vice President, Blue
Chip Growth Fund

Donald J. Easley, CFA (1971)            Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.

Henry M. Ellenbogen (1971)              Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.; formerly
                                        Executive Vice President, Business
                                        Development, HelloAsia (to 2001); Chief
                                        of Staff, U.S. Representative Peter
                                        Deutsch (to 1999)

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Blue Chip Growth Fund   Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Robert N. Gensler (1957)                Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Blue Chip Growth Fund                   President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Trust Company

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Blue Chip Growth Fund   Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Thomas J. Huber, CFA (1966)             Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.

Kris H. Jenner, MD, D. Phil. (1962)     Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Blue Chip Growth Fund        and T. Rowe Price Investment Services,
                                        Inc.

Timothy E. Parker (1974)                Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.; formerly
                                        student, Darden Graduate School,
                                        University of Virginia (to 2001);
                                        Financial Analyst, Robert W. Baird &
                                        Co., Inc. (to 1999)

Larry J. Puglia, CFA, CPA (1960)        Vice President, T. Rowe Price and
President, Blue Chip Growth Fund        T. Rowe Price Group, Inc.

Karen M. Regan (1967)                   Vice President, T. Rowe Price
Vice President, Blue Chip Growth Fund

Jeffrey Rottinghaus, CPA (1970)         Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.; formerly
                                        student, the Wharton School, University
                                        of Pennsylvania (to 2001); Information
                                        Technology Consultant, Kelly-Lewey &
                                        Associates (to 1999)

Robert W. Sharps, CFA, CPA (1971)       Vice President, T. Rowe Price and
Vice President, Blue Chip Growth Fund   T. Rowe Price Group, Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, Blue Chip Growth Fund   Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Blue Chip Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $23,270               $25,034
     Audit-Related Fees                       3,018                 1,499
     Tax Fees                                 6,311                 6,502
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Blue Chip Growth Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005